Exhibit 10.2

YUMA ACQUISITION AGREEMENT

This Yuma Acquisition Agreement (this “Agreement”), effective as of January 31, 2005, is entered into by and between InnSuites Hospitality Trust, an Ohio real estate investment trust (the “Company”), and RRF Limited Partnership, a Delaware limited partnership (“RRFLP”).

WITNESSETH

WHEREAS, RRFLP owns a 99.9% sole general partner interest in Yuma Hospitality Properties Limited Partnership
(“Yuma LP”); and

WHEREAS, in exchange for the 99.9% sole general partner interest in Yuma LP (the “GP Interest”), RRFLP desires to acquire from the Company, and the Company desires to issue to RRFLP, Shares of Beneficial Interest of the Company.  A description of the number of Shares of Beneficial Interest of the Company being issued in connection with the Company’s acquisition of the GP Interest is set forth on Exhibit A.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.  DEFINITIONS.  The following terms when used in this Agreement shall have the following respective meanings:

“Agreement” has the meaning set forth in the introductory paragraph.

“Company” means InnSuites Hospitality Trust, an Ohio real estate investment trust, together with its successors and assigns.

“GP Interest” has the meaning set forth in the introductory statements.

“Governmental Authority” means the United States, any state or municipality, the government of any foreign country, any subdivision of any of the foregoing or any authority, department, commission, board, bureau, agency, court or instrumentality of any of the foregoing.

“Lien” means any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, security interest, conditional sale or other title retention agreement, pledge, purchase option, call, adverse claim or similar right of a third party with respect to such securities.

“RRFLP” means RRF Limited Partnership, a Delaware limited partnership, together with its successors and assigns.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the Shares of Beneficial Interest of the Company to be acquired by RRFLP hereunder, as set forth on Exhibit A.

“Yuma LP” means Yuma Hospitality Properties Limited Partnership, an Arizona limited partnership.

SECTION 2.  EXCHANGE OF GP INTEREST AND SHARES.

Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue to RRFLP, and RRFLP agrees to acquire from the Company, the Shares in exchange for the GP Interest, all in the manner and the amounts set forth in Exhibit A.

SECTION 3.  REPRESENTATIONS OF THE COMPANY.  The Company hereby represents and warrants to RRFLP as follows:

3.1           Company Existence.  The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Ohio.

3.2           Company Power and Authorization. The Company has the power, authority, and legal right to execute, deliver and perform this Agreement.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action on behalf of the Company.  This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency (including all applicable laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

3.3           Validity of Contemplated Transactions; Consent.  The execution, delivery and performance of this Agreement by the Company does not and will not violate, conflict with or result in the breach of any term, condition or provision of any agreement to which the Company is a party, or require the approval or consent of any other party, except for such approvals or consent as have already been obtained. The Company does not require the approval or consent of, and is not required to make any registration or filing with, any Governmental Authority in connection with the execution, delivery and performance of this Agreement by the Company, except for such approvals, consents, registrations or filing as have already been obtained or made or will be obtained or made after the date hereof as required by applicable law and set forth on Exhibit B hereto.

3.4.          Issuance.  The Shares to be issued and acquired under this Agreement, when issued by the Company to RRFLP and acquired by RRFLP pursuant to the terms of this Agreement, will (i) be duly authorized, validly issued, fully paid and nonassessable, (ii) have been issued in compliance with all federal and state securities laws (subject to the approvals, consents, registrations or filings set forth on Exhibit B hereto), and (iii) except as otherwise provided herein, be free and clear of all Liens.

3.5           No Registration.  The Company understands and agrees that the GP Interest hereby acquired by the Company has not been registered under the Securities Act by reason of a specific exemption therefrom, and that the GP Interest so acquired can not be offered, sold or transferred unless it is subsequently registered under the Securities Act or such registration is not required.  The Company further acknowledges and understands that RRFLP and Yuma LP are under no obligation to register the GP Interest.

3.6           Brokers, Finders, and Agents.  The Company is not, directly or indirectly, obligated to anyone acting as broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated by this Agreement.

SECTION 4.  REPRESENTATIONS OF RRFLP.  RRFLP represents and warrants to the Company as follows:

4.1           RRFLP Existence.  RRFLP is duly organized, validly existing, and in good standing under the laws of the State of Delaware.

4.2           RRFLP Power and Authorization. RRFLP has the power, authority and legal right to execute, deliver and perform this Agreement.  The execution, delivery and performance of this Agreement by RRFLP has been duly authorized by all necessary action on behalf of RRFLP.  This Agreement constitutes the legal, valid and binding obligation of RRFLP, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency (including all applicable laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

4.3           Validity of Contemplated Transactions, etc.  The execution, delivery and performance of this Agreement by RRFLP does not and will not violate, conflict with or result in the breach of any term, condition or provision of any agreement to which RRFLP is a party, or require the approval or consent of any other party, except for such approvals or consents as have already been obtained.  No authorization, approval or consent of, and no registration or filing with, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement by RRFLP, except for such approvals, consents, registrations or filing as have already been obtained or made or will be obtained or made.

4.4           Restricted Shares; No Registration.  RRFLP understands that the Shares are “restricted securities,” as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (“Rule 144”), and agrees that the Shares hereby acquired by it have not been registered under the Securities Act by reason of a specific exemption therefrom, and that none of the Shares so acquired can be offered, sold or transferred unless they are subsequently registered under the Securities Act or RRFLP obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required and that the proposed offer, sale or transfer will be made in compliance with all applicable securities laws, including Rule 144 or other applicable exemption from the registration requirements of the Securities Act.  RRFLP further acknowledges and understands that the Company is under no obligation to register the Shares.

4.5           Sufficiency of Information.  RRFLP has evaluated the risks of investing in the Shares, has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Company and its officers as RRFLP deems necessary to evaluate the merits of entering into such transactions, and all information requested has been given and all questions asked were answered.

4.6           Brokers, Finders, and Agents.  RRFLP is not, directly or indirectly, obligated to anyone acting as broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated by this Agreement.

SECTION 5.  LEGEND.  RRFLP understands that certificates representing the Shares acquired by it shall bear the following legend:

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE

OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY BASED UPON THE ADVICE OF COUNSEL TO THE COMPANY.

SECTION 6.  MISCELLANEOUS.

6.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.

6.2           Entire Agreement. This Agreement and the other agreements and instruments expressly provided for in this Agreement, together set forth the entire understanding of the parties to this Agreement and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties.

6.3           No Waivers; Amendments.  No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise.

6.4           Severability.  If any provision of this Agreement shall be declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

6.5           Expenses.  Each of the parties will pay the fees and expenses incurred by it in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

6.6           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same document.

6.7           Further Assurances.  The Company will, from time to time, upon the reasonable request of RRFLP, execute such further documents as may be reasonably required to transfer and to vest in RRFLP all right, title and interest of the Company in the Shares.

signature page follows

The parties hereto have executed and delivered this Agreement as of the date first above written.

INNSUITES HOSPITALITY TRUST
an Ohio real estate investment trust

By:
Name:
Title:

RRF LIMITED PARTNERSHIP
a Delaware limited partnership
By: INNSUITES HOSPITALITY TRUST
its General Partner

By:
Name:
Title:

EXHIBIT A

Shares of Beneficial Interest issued to RRFLP:  4,969,712

EXHIBIT B

CONSENTS; FILINGS; REGISTRATIONS

1.                                       Approval by the shareholders of the Company obtained at the Company’s annual meeting on December 10, 2004.

2.                                       Approval of Additional Listing Application by the American Stock Exchange.

3.                                       Notice of Sale of Securities pursuant to Regulation D on Form D with the Securities and Exchange Commission.

4.                                       Compliance with applicable state securities laws (Blue Sky Laws).